                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2012

                               GLOBAL STEVIA CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54522                   27-1833279
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

    No 47, Alley 86, Chua Ha Street, Cau Giay District, Hanoi City, Vietnam
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (84) 936090505

                                Guru Health Inc.
                           #10 - 1019 17th Avenue SW,
                               Calgary, AB T2T 0A7
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

ITEM 7.01 REGULATION FD DISCLOSURE

On June 14, 2012, Guru Health Inc. (the "Company", "we", "us") filed Articles of
Merger with the Nevada  Secretary  of State to change the name of the Company to
"Global Stevia Corp.",  to be effected by way of a merger with its  wholly-owned subsidiary Global Stevia Corp., which was created solely for the name change.

Also on June 14, 2012, the Company filed a Certificate of Change with the Nevada
Secretary of State to give effect to a forward split of the Company's authorized and issued and  outstanding  shares of common  stock on a 13 new for one (1) old basis and,  consequently,  the Company's  authorized capital shall increase from
75,000,000 to  975,000,000  shares of common stock and the Company's  issued and outstanding  shares of common stock shall  increase from 4,600,000 to 59,800,000 shares of common stock, all with a par value of $0.001.

These  amendments  became  effective  on June 18,  2012 upon  approval  from the
Financial Industry Regulatory Authority ("FINRA").

The forward split and name change  became  effective  with the  Over-the-Counter
Bulletin  Board at the  opening  of  trading  on June 18,  2012 under the symbol
"GRUHD". The "D" will be placed on our ticker symbol for 20 business days. A new symbol  will be issued by FINRA 10  trading  days  after the  conversion  to the original  symbol to reflect the  Company's  new name.  We will  announce the new symbol  provided by FINRA by filing a Current  Report on Form 8-K. Our new CUSIP number is 379389 109.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3.1   Articles of Merger

3.2   Certificate of Change

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

GLOBAL STEVIA CORP.

/s/ Matthew Christopherson
-------------------------------------
Matthew Christopherson
President and Director

Date: June 18, 2012

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